Exhibit 10.1
SUBSIDIARY ASSUMPTION AND JOINDER AGREEMENT
          THIS SUBSIDIARY ASSUMPTION AND JOINDER IN SUBSIDIARY GUARANTY, SECURITY AGREEMENT and PLEDGE AGREEMENT (this “Joinder”) is executed as of September 30, 2006 by RJR Packaging, LLC, a Delaware limited liability company (“RJR Packaging”), R. J. Reynolds Global Products, Inc., a Delaware corporation (“GPI”), and Scott Tobacco LLC, a Delaware limited liability company (“Scott”) (RJR Packaging, GPI and Scott each a “Joining Party” and collectively, the “Joining Parties”), and delivered to JPMorgan Chase Bank, N.A., as administrative agent (the “Administrative Agent”) and as Collateral Agent, for the benefit of the Creditors (as defined below). Except as otherwise defined herein, terms used herein and defined in the Credit Agreement (as defined below) shall be used herein as therein defined.
W I T N E S S E T H:
          WHEREAS, Reynolds American Inc. (the “Borrower”), the various lending institutions from time to time party thereto (the “Lenders”), and the Administrative Agent, have entered into a Credit Agreement, dated as of May 7, 1999, as amended and restated as of November 17, 2000, as further amended and restated as of May 10, 2002, as further amended and restated as of July 30, 2004, and as further amended and restated as of May 31, 2006 (as so amended and restated and as the same may be further amended, restated, modified and/or supplemented from time to time, the “Credit Agreement”), providing for the making of Loans to the Borrower and the issuance of, and participation in, Letters of Credit for the account of the Borrower, all as contemplated therein (the Lenders, each Letter of Credit Issuer, the Administrative Agent, the Lead Agents and the Collateral Agent herein called the “Lender Creditors”);
          WHEREAS, the Borrower and/or one or more of its Subsidiaries has from time to time entered into, and/or may in the future from time to time enter into, one or more agreements or arrangements with JPMCB or any of its affiliates (even if JPMCB ceases to be a Lender under the Credit Agreement for any reason (JPMCB, any such affiliate and their respective successors and assigns, each, a “Credit Card Issuer”)) providing for credit card loans made available to certain employees of the Borrower and/or one or more of its Subsidiaries (each such agreement or arrangement with a Credit Card Issuer, a “Secured Credit Card Agreement”);
          WHEREAS, the Borrower and/or one or more of its Subsidiaries has from time to time entered into, and/or may in the future from time to time enter into, one or more (i) interest rate protection agreements (including, without limitation, interest rate swaps, caps, floors, collars and similar agreements), (ii) foreign exchange contracts, currency swap agreements, commodity agreements or other similar agreements or arrangements designed to protect against the fluctuations in currency or commodity values and/or (iii) other types of hedging agreements from time to time (each such agreement or arrangement with a Hedging Creditor (as hereinafter defined), together with the Existing Interest Rate Swap Agreement, a “Permitted Hedging Agreement”) with any Lender, any affiliate thereof or a syndicate of financial institutions organized by a Lender or an affiliate of a Lender (even if, in either case, any such Lender ceases to be a Lender under the Credit Agreement for any reason) (any such Lender, affiliate or other such financial institution that participates therein, and in each case its subsequent successors and assigns, collectively, the “Hedging Creditors”, and together with the Lender Creditors and each Credit Card Issuer, the “Creditors”);
          WHEREAS, the Joining Parties are direct or indirect Subsidiaries of the Borrower and desire, or are required pursuant to the provisions of the Credit Agreement, each to become a Subsidiary Guarantor under the Subsidiary Guaranty, an Assignor under the Security Agreement and a Pledgor under the Pledge Agreement; and
          WHEREAS, each Joining Party will obtain benefits from the incurrence of Loans by the Borrower, and the issuance of, and participation in, Letters of Credit for the account of the Borrower, in each case pursuant to the Credit Agreement, and the maintaining and/or entering into by the Borrower and/or one or more of its Subsidiaries of Secured Credit Card Agreements and the Permitted Hedging Agreements and, accordingly, desires to execute this Joinder in order to (i) satisfy the requirements described in the preceding paragraph and (ii) induce (x) the Lenders to make Loans to the Borrower and issue, and/or participate in, Letters of Credit for the account of the Borrower, (y) JPMCB or any of its affiliates to continue to enter into Secured Credit Card Agreements with the Borrower and/or its Subsidiaries and (z) the Hedging Creditors to continue to enter into Permitted Hedging Agreements with the Borrower and/or its Subsidiaries.
          NOW, THEREFORE, in consideration of the foregoing and other benefits accruing to each Joining Party, the receipt and sufficiency of which are hereby acknowledged, each Joining Party hereby makes the following representations and warranties to the Creditors and hereby covenants and agrees with each Secured Creditor as follows:
          1. By this Joinder, each Joining Party becomes (i) a Subsidiary Guarantor for all purposes under the Subsidiary Guaranty, pursuant to Section 24 thereof, (ii) an Assignor for all purposes under the Security Agreement, pursuant to Section 10.12 thereof, and (iii) a Pledgor for all purposes under the Pledge Agreement, pursuant to Section 23 thereof.
          2. Each Joining Party agrees that, upon its execution hereof, it will become a Subsidiary Guarantor under the Subsidiary Guaranty with respect to all Guaranteed Obligations (as defined in the Subsidiary Guaranty), and will be bound by all terms, conditions and duties applicable to a Subsidiary Guarantor under the Subsidiary Guaranty and the other Credit Documents. Without limitation of the foregoing, and in furtherance thereof, each Joining Party absolutely, unconditionally and irrevocably, and jointly and severally, guarantees the due and punctual payment and performance when due of all Guaranteed Obligations (on the same basis as the other Subsidiary Guarantors under the Subsidiary Guaranty).
          3. Each Joining Party agrees that, upon its execution hereof, it will become a Pledgor under, and as defined in, the Pledge Agreement, and will be bound by all terms, conditions and duties applicable to a Pledgor under the Pledge Agreement. Without limitation of the foregoing and in furtherance thereof, as security for the due and punctual payment when due of the Obligations (as defined in the Pledge Agreement), the Joining Party hereby pledges and assigns to the Collateral Agent for the benefit of the Creditors and grants to the Collateral Agent for the benefit of the Creditors a security interest in all its right, title and interest in, to and under the Collateral (as defined in the Pledge Agreement), if any, now owned or hereafter acquired by it, in each case to the extent provided in the Pledge Agreement.
          4. Each Joining Party agrees that, upon its execution hereof, it will become an Assignor under, and as defined in, the Security Agreement, and will be bound by all terms, conditions and duties applicable to an Assignor under the Security Agreement. Without limitation of the foregoing and in furtherance thereof, as security for the due and punctual payment when due of the Obligations (as defined in the Security Agreement), each Joining Party hereby pledges and assigns to the Collateral Agent for the benefit of the Creditors and grants to the Collateral Agent for the benefit of the Creditors a security interest in all its right, title and interest in, to and under the Collateral (as defined in the Security Agreement), if any, now owned or hereafter acquired by it, in each case to the extent provided in the Security Agreement.
          5. In connection with the grant by each Joining Party, pursuant to paragraph 3 above, of a security interest in all of its right, title and interest in the Pledge Agreement Collateral in favor of the Collateral Agent, each Joining Party agrees to perform (to the extent required) for the benefit of the Creditors, together with the delivery of this Joinder, each of the actions specified in Section 3.2 of the Pledge Agreement.
          6. Each Joining Party hereby makes and undertakes, as the case may be, each covenant, representation and warranty made by, and as (i) each Subsidiary Guarantor pursuant to Section 12 of the Subsidiary Guaranty, (ii) each Assignor pursuant to Articles II, III, IV, V and VI of the Security Agreement and (iii) each Pledgor pursuant to Section 16 of the Pledge Agreement, in each case as of the date hereof (except to the extent any such representation or warranty relates solely to an earlier date in which case such representation and warranty shall be true and correct as of such earlier date), and agrees to be bound by all covenants, agreements and obligations of a Subsidiary Guarantor, Assignor and Pledgor pursuant to the Subsidiary Guaranty, Security Agreement, Pledge Agreement, respectively, and all other Credit Documents to which it is or becomes a party.
          7. Annexes A, B, C, D, E and G to the Pledge Agreement are hereby amended by supplementing such Annexes with the information for each Joining Party contained on Annexes A, B, C, D, E and G attached hereto as Annex I. In addition, Annexes A, B, C, D, E, F, I, J and K to the Security Agreement are hereby amended by supplementing such Annexes with the information for each Joining Party contained on Annexes A, B, C, D, E, F, I, J and K attached hereto as Annex II.
          8. This Joinder shall be binding upon the parties hereto and their respective successors and assigns and shall inure to the benefit of and be enforceable by each of the parties hereto and its successors and assigns, provided, however, that no Joining Party may assign any of its rights, obligations or interest hereunder or under any other Credit Document without the prior written consent of the Lenders or as otherwise permitted by the Credit Documents. THIS JOINDER SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK. This Joinder may be executed in any number of counterparts, each of which shall be an original, but all of which shall constitute one instrument. In the event that any provision of this Joinder shall prove to be invalid or unenforceable, such provision shall be deemed to be severable from the other provisions of this Joinder which shall remain binding on all parties hereto.
          9. From and after the execution and delivery hereof by the parties hereto, this Joinder shall constitute a “Credit Document” for all purposes of the Credit Agreement and the other Credit Documents.
          10. The effective date of this Joinder is September 30, 2006.
* * *

          IN WITNESS WHEREOF, each Joining Party has caused this Joinder to be duly executed as of the date first above written.

Address: 401 North Main Street Winston-Salem, NC 27101	RJR PACKAGING, LLC
	By: Name:	/s/ Daniel A. Fawley Daniel A. Fawley
	Title:	Vice President and Treasurer

Address: 401 North Main Street Winston-Salem, NC 27101	R. J. REYNOLDS GLOBAL PRODUCTS, INC.
	By: Name:	/s/ Daniel A. Fawley Daniel A. Fawley
	Title:	Vice President and Treasurer

Address: 939 Adams Street Bowling Green, KY 42101	SCOTT TOBACCO LLC
	By: Name:	/s/ Daniel A. Fawley Daniel A. Fawley
	Title:	Vice President and Treasurer
Accepted and Acknowledged by:
JPMORGAN CHASE BANK, N.A.,
as Administrative Agent and as Collateral Agent

By:	/s/ Robert T. Sacks Name: Robert T. Sacks
Title: Managing Director
[ANNEX I and II to be attached by the Joining Parties]

5